Cincinnati Financial Corporation
Supplemental Financial Data
for the Period Ending December 31, 2021

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investors Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of February 14, 2022, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Fourth-Quarter 2021 Supplemental Financial Data

CINF Fourth-Quarter 2021 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.

CINF Fourth-Quarter 2021 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2021

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$6,439	$—	$—	$—	$6,439
Life	—	—	374	—	—	374
Premiums ceded	—	(255)	(76)	—	—	(331)
Total earned premium	—	6,184	298	—	—	6,482
Investment income, net of expenses	91	457	166	—	—	714
Investment gains and losses, net	1,058	1,340	11	—	—	2,409
Fee revenues	—	10	5	—	—	15
Other revenues	15	3	—	7	(15)	10
Total revenues	$1,164	$7,994	$480	$7	$(15)	$9,630

Benefits & expenses
Losses & contract holders' benefits	$—	$3,718	$423	$—	$—	$4,141
Reinsurance recoveries	—	(122)	(83)	—	—	(205)
Underwriting, acquisition and insurance expenses	—	1,867	84	—	—	1,951
Interest expense	53	—	—	—	—	53
Other operating expenses	32	—	—	3	(15)	20
Total expenses	$85	$5,463	$424	$3	$(15)	$5,960

Income before income taxes	$1,079	$2,531	$56	$4	$—	$3,670

Provision (benefit) for income taxes
Current operating income	$(224)	$(51)	$14	$1	$—	$(260)
Capital gains/losses	222	282	3	—	—	507
Deferred	219	263	(5)	—	—	477
Total provision for income taxes	$217	$494	$12	$1	$—	$724

Net income - current year	$862	$2,037	$44	$3	$—	$2,946

Net income - prior year	$453	$728	$32	$3	$—	$1,216
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2021 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2021

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,665	$—	$—	$—	$1,665
Life	—	—	96	—	—	96
Premiums ceded	—	(66)	(19)	—	—	(85)
Total earned premium	—	1,599	77	—	—	1,676
Investment income, net of expenses	27	118	41	—	—	186
Investment gains and losses, net	710	742	3	—	—	1,455
Fee revenues	—	2	2	—	—	4
Other revenues	3	1	—	2	(4)	2
Total revenues	$740	$2,462	$123	$2	$(4)	$3,323

Benefits & expenses
Losses & contract holders' benefits	$—	$896	$113	$—	$—	$1,009
Reinsurance recoveries	—	(41)	(22)	—	—	(63)
Underwriting, acquisition and insurance expenses	—	490	21	—	—	511
Interest expense	14	—	—	—	—	14
Other operating expenses	9	—	—	1	(4)	6
Total expenses	$23	$1,345	$112	$1	$(4)	$1,477

Income before income taxes	$717	$1,117	$11	$1	$—	$1,846

Provision (benefit) for income taxes
Current operating income	$(148)	$(81)	$3	$1	$—	$(225)
Capital gains/losses	149	156	1	—	—	306
Deferred	147	150	(2)	—	—	295
Total provision for income taxes	$148	$225	$2	$1	$—	$376

Net income - current year	$569	$892	$9	$—	$—	$1,470

Net income - prior year	$338	$695	$15	$1	$—	$1,049
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2021 Supplemental Financial Data

Cincinnati Financial Corporation
Five-Year Net Income Reconciliation and Key Metrics
(Dollars in millions except per share data)	Years ended December 31,
	2021	2020	2019	2018	2017
Net income	$2,946	$1,216	$1,997	$287	$1,045
Less:
Investment gains and losses, net	2,409	865	1,650	(402)	148
Income tax on investment gains and losses	(506)	(182)	(347)	84	(53)
Investment gains and losses, after-tax	1,903	683	1,303	(318)	95
Other non-recurring items	—	—	—	56	495
Non-GAAP operating income	$1,043	$533	$694	$549	$455

Non-GAAP operating income: Five-year compound annual growth rate	15.3%	(2.0)%	9.5%	3.5%	3.0%

Diluted per share data:
Net income	$18.10	$7.49	$12.10	$1.75	$6.29
Less:
Investment gains and losses, net	14.80	5.33	10.00	(2.44)	0.89
Income tax on investment gains and losses	(3.11)	(1.12)	(2.10)	0.50	(0.32)
Investment gains and losses, after-tax	11.69	4.21	7.90	(1.94)	0.57
Other non-recurring items	—	—	—	0.34	2.98
Non-GAAP operating income	$6.41	$3.28	$4.20	$3.35	$2.74

Value creation ratio
Book value per share growth	21.9%	10.7%	25.9%	(4.3)%	17.1%
Shareholder dividend declared as a percentage of beginning book value	3.8	4.0	4.6	4.2	5.8
Value creation ratio	25.7%	14.7%	30.5%	(0.1)%	22.9%

Value creation ratio: Five-year average	18.7%	16.5%	14.2%	10.7%	13.9%

Investment income, net of expenses	$714	$670	$646	$619	$609
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*Includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.

CINF Fourth-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Consolidated
Current accident year losses greater than $5,000,000	$55	$14	$38	$5	$10	$21	$19	$—	$43	$19	$57	$40	$112	$50
Current accident year losses $1,000,000-$5,000,000	103	72	51	31	52	46	53	50	82	103	154	149	257	202
Large loss prior accident year reserve development	28	30	13	24	13	(3)	7	26	37	33	67	30	95	42
Total large losses incurred	$186	$116	$102	$60	$75	$64	$79	$76	$162	$155	$278	$219	$464	$294
Losses incurred but not reported	(71)	(13)	(37)	102	60	38	134	79	65	213	52	251	(19)	310
Other losses excluding catastrophe losses	520	514	577	451	454	550	409	496	1,028	905	1,542	1,455	2,062	1,909
Catastrophe losses	51	215	56	150	58	261	226	123	206	349	421	611	472	670
Total losses incurred	$686	$832	$698	$763	$647	$913	$848	$774	$1,461	$1,622	$2,293	$2,536	$2,979	$3,183
Commercial Lines
Current accident year losses greater than $5,000,000	$50	$4	$38	$5	$10	$21	$19	$—	$43	$19	$47	$40	$97	$50
Current accident year losses $1,000,000-$5,000,000	70	60	29	26	35	20	45	36	55	81	115	100	185	135
Large loss prior accident year reserve development	27	29	14	26	10	(1)	5	22	40	27	69	27	96	36
Total large losses incurred	$147	$93	$81	$57	$55	$40	$69	$58	$138	$127	$231	$167	$378	$221
Losses incurred but not reported	(53)	(35)	(34)	39	50	60	72	58	5	130	(30)	190	(83)	240
Other losses excluding catastrophe losses	274	270	326	261	255	287	233	298	587	531	857	817	1,131	1,073
Catastrophe losses	24	30	27	35	23	125	119	82	62	201	92	327	116	350
Total losses incurred	$392	$358	$400	$392	$383	$512	$493	$496	$792	$989	$1,150	$1,501	$1,542	$1,884
Personal Lines
Current accident year losses greater than $5,000,000	$5	$10	$—	$—	$—	$—	$—	$—	$—	$—	$10	$—	$15	$—
Current accident year losses $1,000,000-$5,000,000	25	12	15	4	16	21	8	12	19	20	31	42	56	59
Large loss prior accident year reserve development	—	(1)	(2)	(1)	2	(2)	2	5	(3)	7	(4)	4	(4)	6
Total large losses incurred	$30	$21	$13	$3	$18	$19	$10	$17	$16	$27	$37	$46	$67	$65
Losses incurred but not reported	(26)	—	(4)	41	(1)	(24)	41	24	37	65	37	41	11	39
Other losses excluding catastrophe losses	146	154	158	130	134	156	105	127	288	232	442	388	588	523
Catastrophe losses	16	69	39	74	8	81	89	38	113	127	182	208	198	216
Total losses incurred	$166	$244	$206	$248	$159	$232	$245	$206	$454	$451	$698	$683	$864	$843
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current accident year losses $1,000,000-$5,000,000	8	—	7	1	1	5	—	2	8	2	8	7	16	8
Large loss prior accident year reserve development	1	2	1	(1)	1	—	—	(1)	—	(1)	2	(1)	3	—
Total large losses incurred	$9	$2	$8	$—	$2	$5	$—	$1	$8	$1	$10	$6	$19	$8
Losses incurred but not reported	8	22	1	22	11	2	21	(3)	23	18	45	20	53	31
Other losses excluding catastrophe losses	25	23	34	15	21	24	20	29	49	50	72	74	97	95
Catastrophe losses	—	1	—	1	—	1	3	1	1	3	2	4	2	5
Total losses incurred	$42	$48	$43	$38	$34	$32	$44	$28	$81	$72	$129	$104	$171	$139

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Consolidated
Current accident year losses greater than $5,000,000	3.4%	0.9%	2.5%	0.3%	0.7%	1.5%	1.4%	—%	1.4%	0.7%	1.2%	0.9%	1.8%	0.9%
Current accident year losses $1,000,000-$5,000,000	6.4	4.5	3.4	2.2	3.6	3.2	3.7	3.6	2.8	3.7	3.4	3.5	4.2	3.6
Large loss prior accident year reserve development	1.8	1.9	0.9	1.6	0.9	(0.3)	0.5	1.9	1.2	1.2	1.5	0.8	1.5	0.7
Total large loss ratio	11.6%	7.3%	6.8%	4.1%	5.2%	4.4%	5.6%	5.5%	5.4%	5.6%	6.1%	5.2%	7.5%	5.2%
Losses incurred but not reported	(4.4)	(0.8)	(2.4)	6.9	4.1	2.6	9.6	5.7	2.2	7.6	1.1	5.9	(0.3)	5.5
Other losses excluding catastrophe losses	32.5	32.2	38.0	30.5	31.3	38.0	29.2	35.6	34.4	32.4	33.6	34.3	33.4	33.4
Catastrophe losses	3.2	13.4	3.7	10.2	4.0	18.0	16.1	8.9	6.9	12.5	9.2	14.4	7.6	11.8
Total loss ratio	42.9%	52.1%	46.1%	51.7%	44.6%	63.0%	60.5%	55.7%	48.9%	58.1%	50.0%	59.8%	48.2%	55.9%
Commercial Lines
Current accident year losses greater than $5,000,000	5.3%	0.5%	4.2%	0.6%	1.1%	2.5%	2.2%	—%	2.4%	1.1%	1.7%	1.5%	2.6%	1.4%
Current accident year losses $1,000,000-$5,000,000	7.3	6.5	3.2	2.9	4.0	2.3	5.1	4.1	3.1	4.6	4.2	3.9	5.0	4.0
Large loss prior accident year reserve development	2.8	3.1	1.4	3.0	1.1	(0.2)	0.6	2.6	2.2	1.6	2.6	1.0	2.7	1.0
Total large loss ratio	15.4%	10.1%	8.8%	6.5%	6.2%	4.6%	7.9%	6.7%	7.7%	7.3%	8.5%	6.4%	10.3%	6.4%
Losses incurred but not reported	(5.7)	(3.7)	(3.6)	4.3	5.7	6.9	8.3	6.8	0.3	7.5	(1.1)	7.3	(2.3)	6.9
Other losses excluding catastrophe losses	29.1	29.0	35.7	29.4	29.0	33.1	26.8	34.5	32.6	30.7	31.4	31.5	30.8	30.8
Catastrophe losses	2.6	3.1	3.0	4.0	2.7	14.5	13.6	9.5	3.5	11.6	3.4	12.6	3.2	10.1
Total loss ratio	41.4%	38.5%	43.9%	44.2%	43.6%	59.1%	56.6%	57.5%	44.1%	57.1%	42.2%	57.8%	42.0%	54.2%
Personal Lines
Current accident year losses greater than $5,000,000	1.3%	2.6%	—%	—%	—%	—%	—%	—%	—%	—%	0.9%	—%	1.0%	—%
Current accident year losses $1,000,000-$5,000,000	6.4	2.9	4.0	1.2	4.4	5.8	2.3	3.5	2.5	2.9	2.7	3.8	3.6	4.0
Large loss prior accident year reserve development	—	(0.2)	(0.5)	(0.3)	0.6	(0.7)	0.5	1.3	(0.3)	0.9	(0.4)	0.4	(0.2)	0.4
Total large loss ratio	7.7%	5.3%	3.5%	0.9%	5.0%	5.1%	2.8%	4.8%	2.2%	3.8%	3.2%	4.2%	4.4%	4.4%
Losses incurred but not reported	(6.5)	(0.1)	(1.1)	11.0	(0.3)	(6.6)	11.3	6.6	4.9	8.9	3.2	3.7	0.7	2.7
Other losses excluding catastrophe losses	36.7	39.7	41.4	34.4	36.0	42.5	28.8	35.3	37.9	32.2	38.6	35.6	38.1	35.8
Catastrophe losses	4.1	17.7	10.3	19.6	2.1	22.1	24.6	10.5	14.9	17.5	15.9	19.1	12.8	14.7
Total loss ratio	42.0%	62.6%	54.1%	65.9%	42.8%	63.1%	67.5%	57.2%	59.9%	62.4%	60.9%	62.6%	56.0%	57.6%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Current accident year losses $1,000,000-$5,000,000	7.5	(0.1)	7.5	1.2	1.1	6.4	—	2.6	4.5	1.3	2.8	3.0	4.1	2.5
Large loss prior accident year reserve development	0.8	1.9	1.3	(1.7)	1.2	0.1	0.1	(1.5)	(0.2)	(0.7)	0.6	(0.4)	0.6	—
Total large loss ratio	8.3%	1.8%	8.8%	(0.5)%	2.3%	6.5%	0.1%	1.1%	4.3%	0.6%	3.4%	2.6%	4.7%	2.5%
Losses incurred but not reported	7.9	21.2	0.8	24.8	12.6	2.6	27.2	(4.4)	12.3	11.3	15.5	8.4	13.4	9.5
Other losses excluding catastrophe losses	22.3	21.9	35.0	17.8	24.3	29.5	25.8	37.8	26.8	31.9	25.0	31.0	24.3	29.3
Catastrophe losses	0.8	0.2	0.4	1.0	0.4	1.2	3.3	0.9	0.7	2.1	0.5	1.8	0.6	1.4
Total loss ratio	39.3%	45.1%	45.0%	43.1%	39.6%	39.8%	56.4%	35.4%	44.1%	45.9%	44.4%	43.8%	43.0%	42.7%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Consolidated
Current accident year reported losses greater than $5,000,000	7	3	6	1	2	2	2	—	7	2	9	5	17	7
Current accident year reported losses $1,000,000 - $5,000,000	76	44	35	24	37	34	28	27	59	55	106	85	170	117
Prior accident year reported losses on large losses	16	22	12	20	14	13	9	20	32	27	55	41	71	49
Non-Catastrophe reported losses on large losses total	99	69	53	45	53	49	39	47	98	84	170	131	258	173
Commercial Lines
Current accident year reported losses greater than $5,000,000	7	2	6	1	2	2	2	—	7	2	8	5	15	7
Current accident year reported losses $1,000,000 - $5,000,000	50	37	19	20	26	19	24	17	39	41	78	57	120	79
Prior accident year reported losses on large losses	14	19	8	18	11	12	8	17	26	23	46	36	60	41
Non-Catastrophe reported losses on large losses total	71	58	33	39	39	33	34	34	72	66	132	98	195	127
Personal Lines
Current accident year reported losses greater than $5,000,000	—	1	—	—	—	—	—	—	—	—	1	—	2	—
Current accident year reported losses $1,000,000 - $5,000,000	17	6	11	3	10	9	4	8	14	12	20	21	34	31
Prior accident year reported losses on large losses	1	1	1	2	2	—	—	3	3	3	4	3	5	5
Non-Catastrophe reported losses on large losses total	18	8	12	5	12	9	4	11	17	15	25	24	41	36
Excess & Surplus Lines
Current accident year reported losses greater than $5,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current accident year reported losses $1,000,000 - $5,000,000	9	1	5	1	1	6	—	2	6	2	8	7	16	7
Prior accident year reported losses on large losses	1	2	3	—	1	1	1	—	3	1	5	2	6	3
Non-Catastrophe reported losses on large losses total	10	3	8	1	2	7	1	2	9	3	13	9	22	10
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2021 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Twelve Months Ended December 31, 2021
(Dollars in millions)	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2021	2020
										Total	Total
OH	$181.2	$167.0	$113.3	$—	$48.4	$125.8	$127.9	$39.4	$25.4	$828.2	$791.6	6.1	1.2	17.3	4.6
IL	71.9	63.3	39.7	34.9	16.6	34.1	39.4	12.3	25.6	337.8	315.5	4.5	10.6	21.0	7.1
GA	47.7	53.1	31.7	9.5	18.8	51.7	53.8	14.3	23.4	303.9	296.3	4.3	(3.0)	25.4	2.6
NC	60.2	75.7	34.5	11.8	17.3	32.2	35.5	9.9	20.4	297.4	285.0	5.6	(3.4)	28.1	4.3
NY	69.3	33.8	20.3	9.7	12.0	31.4	65.0	19.9	26.2	287.7	243.7	14.9	25.9	5.1	18.0
PA	77.0	58.8	42.8	28.6	15.5	16.0	17.3	5.9	19.6	281.4	268.9	3.6	3.2	21.7	4.7
IN	57.9	57.5	35.8	19.3	17.2	27.0	34.6	7.9	16.0	273.1	261.2	5.3	0.3	16.8	4.6
TX	58.3	26.3	37.5	2.8	10.0	16.4	28.6	8.2	36.6	224.7	196.3	8.1	22.2	30.8	14.5
MI	44.5	48.0	26.3	10.8	15.3	24.9	23.2	5.8	14.3	213.0	210.8	3.2	(10.7)	41.5	1.0
TN	48.3	51.6	30.6	7.0	13.8	17.3	25.1	6.6	11.3	211.6	201.0	5.5	2.3	16.2	5.3
VA	45.3	37.5	30.9	15.2	15.8	14.3	16.2	5.2	9.0	189.2	176.8	6.4	3.5	39.0	7.1
MO	42.4	44.4	27.4	14.0	7.6	14.3	19.5	4.1	15.2	189.0	168.4	11.9	7.5	29.5	12.2
AL	33.0	40.7	22.3	1.5	11.7	22.6	35.1	7.0	14.7	188.5	178.7	9.3	(3.0)	20.4	5.4
KY	33.4	40.6	28.2	3.6	10.8	22.6	25.4	5.9	10.0	180.5	172.3	7.5	(3.5)	25.6	4.8
FL	42.1	14.1	30.3	2.5	9.5	10.1	14.9	6.5	28.5	158.7	137.1	8.3	46.3	16.5	15.7
WI	31.9	32.3	14.9	20.2	8.4	10.4	12.3	4.6	13.2	148.3	138.2	5.8	2.1	37.8	7.3
MN	31.1	33.7	10.6	7.3	7.8	13.0	18.4	5.0	13.2	140.0	138.5	4.3	(10.9)	20.5	1.1
MD	23.0	15.5	17.4	7.3	7.3	16.0	14.5	4.3	6.3	111.6	105.3	9.3	(1.4)	13.5	6.0
CA	2.4	1.1	1.8	2.9	0.6	13.7	73.3	11.6	1.5	108.9	77.6	14.8	43.6	15.9	40.3
AZ	27.5	17.8	18.1	5.1	5.5	8.0	8.9	3.3	10.6	104.8	95.7	6.6	5.6	46.7	9.4
OR	30.9	16.4	22.2	0.3	5.4	4.6	3.0	0.9	7.9	91.5	78.0	20.4	(8.2)	24.1	17.4
UT	20.3	14.9	14.0	1.4	5.0	8.5	6.9	1.6	12.3	85.0	78.3	6.4	(1.4)	41.0	8.5
AR	14.6	21.2	16.6	2.2	3.9	6.4	9.1	2.7	5.9	82.6	77.4	9.9	(6.0)	21.1	6.6
CT	12.2	7.4	4.8	4.6	1.7	18.4	21.2	6.9	4.5	81.8	68.7	24.4	14.6	33.3	19.0
IA	19.9	21.2	8.3	8.4	6.4	4.1	5.5	1.4	3.9	79.1	76.5	4.1	(4.4)	19.0	3.4
SC	14.8	16.1	11.6	2.3	4.1	9.4	9.9	1.9	8.3	78.4	75.3	8.4	(5.6)	8.0	4.2
MT	26.4	18.3	14.9	0.5	4.1	2.9	3.6	0.9	3.8	75.4	67.1	12.5	3.4	33.8	12.4
CO	20.0	9.5	14.5	1.7	3.6	2.9	7.0	1.1	13.3	73.7	67.8	4.0	32.5	10.6	8.6
KS	15.7	18.5	11.2	4.3	4.0	4.1	7.0	1.3	4.0	70.0	63.6	11.3	3.3	17.1	10.1
WA	17.6	10.7	14.7	—	4.3	6.2	5.4	2.2	4.6	65.7	52.4	17.2	52.6	51.4	25.3
ID	20.8	15.4	12.6	1.6	2.9	2.7	3.1	0.7	4.3	64.3	55.4	18.2	(4.8)	30.5	16.1
NE	11.9	13.2	8.1	5.0	2.9	0.6	1.1	0.3	3.4	46.6	43.7	6.7	(8.2)	14.0	6.5
NJ	9.3	4.8	3.3	2.7	2.4	5.6	8.3	4.1	5.0	45.5	34.7	39.8	25.2	20.0	31.3
MA	7.2	5.3	2.8	2.1	1.2	5.8	13.9	3.8	3.0	45.0	25.4	97.7	66.4	22.3	77.4
WV	9.0	11.3	7.9	1.1	1.6	—	0.3	0.1	4.3	35.6	33.5	5.4	5.7	13.1	6.3
NM	10.5	7.4	8.1	0.8	2.8	—	—	—	3.7	33.3	34.2	(3.6)	(16.8)	7.7	(2.5)
VT	7.1	7.3	4.0	4.5	2.3	1.8	2.8	0.6	1.8	32.2	30.4	6.0	9.8	(6.1)	5.8
NH	5.3	4.9	2.8	2.0	1.5	2.1	2.6	0.8	1.6	23.5	21.2	11.1	4.0	43.9	11.0
DE	7.2	5.5	4.1	2.2	1.4	0.5	0.7	0.2	1.8	23.5	20.3	11.3	93.4	28.6	15.5
ND	4.6	5.4	2.7	—	1.3	0.9	1.0	0.4	1.0	17.3	17.4	(1.8)	5.2	5.6	(0.5)
SD	4.0	5.5	2.6	1.7	1.2	—	—	—	1.2	16.2	14.4	10.0	(93.7)	45.7	12.0
WY	4.4	3.8	3.2	—	1.0	0.1	0.3	—	1.6	14.5	11.7	20.3	165.4	35.9	23.9
DC	2.5	1.0	0.2	0.7	1.6	0.7	0.8	0.3	1.2	8.8	7.2	16.8	44.8	(31.2)	22.1
OK	0.8	0.3	0.5	0.8	0.2	—	—	—	0.6	3.1	3.5	(15.8)	—	58.3	(11.2)
RI	0.1	0.1	0.1	0.2	—	0.3	1.1	0.4	0.2	2.6	1.5	77.6	100.3	14.9	72.0
All Other States	3.2	1.2	1.9	1.6	1.9	0.5	1.3	0.3	2.4	14.4	11.3	13.8	nm	19.0	27.1
Total	$1,328.3	$1,159.2	$811.9	$267.0	$338.7	$610.9	$804.9	$220.6	$446.6	$5,987.9	$5,529.8	7.6	6.4	22.8	8.3
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful
*Total excludes Cincinnati Re, Cincinnati Global and other direct, such as assigned risk pools.

CINF Fourth-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Commercial casualty:
Written premiums	$317	$297	$338	$363	$287	$269	$308	$341	$701	$649	$998	$918	$1,315	$1,205
Year over year change %-written premium	10%	10%	10%	6%	7%	2%	4%	13%	8%	8%	9%	6%	9%	7%
Earned premiums	$332	$323	$312	$303	$297	$290	$289	$289	$615	$577	$938	$868	$1,270	$1,165
Current accident year before catastrophe losses	63.3%	61.9%	61.5%	64.5%	64.5%	63.1%	62.6%	65.8%	63.0%	64.1%	62.6%	63.8%	62.8%	64.0%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(10.5)	(16.1)	(8.3)	(2.2)	(6.1)	(3.2)	(7.5)	(1.6)	(5.3)	(4.5)	(9.0)	(4.1)	(9.4)	(4.6)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	52.8%	45.8%	53.2%	62.3%	58.4%	59.9%	55.1%	64.2%	57.7%	59.6%	53.6%	59.7%	53.4%	59.4%
Commercial property:
Written premiums	$270	$278	$275	$267	$246	$252	$260	$261	$542	$521	$820	$773	$1,090	$1,019
Year over year change %-written premium	10%	10%	6%	2%	—%	3%	5%	6%	4%	5%	6%	5%	7%	3%
Earned premiums	$267	$264	$259	$253	$255	$252	$254	$249	$512	$504	$776	$755	$1,043	$1,010
Current accident year before catastrophe losses	41.8%	41.6%	47.3%	53.8%	52.9%	53.0%	50.9%	47.8%	50.5%	49.4%	47.5%	50.6%	46.0%	51.2%
Current accident year catastrophe losses	13.9	12.4	14.0	20.0	13.2	50.5	48.5	34.2	16.9	41.4	15.4	44.4	15.0	36.5
Prior accident years before catastrophe losses	(6.0)	(11.1)	(1.1)	(2.0)	(2.4)	(1.3)	1.9	0.7	(1.5)	1.3	(4.8)	0.5	(5.1)	(0.3)
Prior accident years catastrophe losses	(4.8)	(2.0)	(3.8)	(6.3)	(2.5)	0.3	(2.0)	(1.1)	(5.0)	(1.6)	(4.0)	(1.0)	(4.2)	(1.3)
Total loss and loss expense ratio	44.9%	40.9%	56.4%	65.5%	61.2%	102.5%	99.3%	81.6%	60.9%	90.5%	54.1%	94.5%	51.7%	86.1%
Commercial auto:
Written premiums	$194	$183	$216	$223	$179	$171	$205	$208	$439	$413	$622	$584	$816	$763
Year over year change %-written premium	8%	7%	5%	7%	2%	(3)%	5%	11%	6%	8%	7%	4%	7%	4%
Earned premiums	$203	$200	$198	$193	$192	$189	$189	$185	$391	$374	$591	$563	$794	$755
Current accident year before catastrophe losses	67.5%	63.7%	63.0%	63.1%	57.1%	56.2%	64.2%	70.9%	63.0%	67.5%	63.3%	63.7%	64.4%	62.1%
Current accident year catastrophe losses	0.6	1.8	1.5	1.6	—	0.4	2.2	1.2	1.6	1.7	1.7	1.3	1.4	0.9
Prior accident years before catastrophe losses	0.2	(3.6)	(6.0)	(12.4)	1.4	5.5	(1.1)	3.3	(9.2)	1.1	(7.3)	2.5	(5.4)	2.3
Prior accident years catastrophe losses	0.3	(0.1)	(0.2)	(0.3)	—	(0.1)	—	(0.2)	(0.2)	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)
Total loss and loss expense ratio	68.6%	61.8%	58.3%	52.0%	58.5%	62.0%	65.3%	75.2%	55.2%	70.2%	57.5%	67.4%	60.3%	65.2%
Workers' compensation:
Written premiums	$59	$53	$69	$88	$58	$51	$65	$92	$157	$157	$210	$208	$269	$266
Year over year change %-written premium	2%	4%	6%	(4)%	(8)%	(18)%	(13)%	(2)%	—%	(7)%	1%	(10)%	1%	(10)%
Earned premiums	$67	$66	$68	$67	$64	$64	$68	$75	$135	$143	$201	$207	$268	$271
Current accident year before catastrophe losses	79.8%	82.3%	87.6%	76.6%	82.3%	81.7%	81.8%	81.1%	82.2%	81.4%	82.2%	81.5%	81.6%	81.7%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(10.5)	(10.5)	(39.2)	(37.9)	(10.4)	(9.6)	(27.8)	(9.8)	(38.6)	(18.3)	(29.3)	(15.7)	(24.7)	(14.4)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	69.3%	71.8%	48.4%	38.7%	71.9%	72.1%	54.0%	71.3%	43.6%	63.1%	52.9%	65.8%	56.9%	67.3%
Other commercial:
Written premiums	$80	$84	$79	$78	$70	$71	$70	$70	$157	$140	$241	$211	$321	$281
Year over year change %-written premium	14%	18%	13%	11%	6%	1%	8%	9%	12%	9%	14%	6%	14%	6%
Earned premiums	$78	$77	$74	$70	$70	$70	$70	$65	$144	$135	$221	$205	$299	$275
Current accident year before catastrophe losses	41.6%	39.4%	38.0%	38.2%	38.5%	36.0%	35.5%	39.1%	38.1%	37.3%	38.6%	36.9%	39.4%	37.3%
Current accident year catastrophe losses	(0.2)	0.4	0.1	—	—	0.3	0.1	0.1	—	0.1	0.1	0.2	—	0.1
Prior accident years before catastrophe losses	(8.9)	(8.4)	(11.2)	(7.7)	(2.8)	(0.7)	(1.7)	1.7	(9.5)	(0.1)	(9.1)	(0.3)	(9.1)	(0.9)
Prior accident years catastrophe losses	—	—	—	—	0.1	(0.1)	—	0.2	—	0.1	—	—	—	—
Total loss and loss expense ratio	32.5%	31.4%	26.9%	30.5%	35.8%	35.5%	33.9%	41.1%	28.6%	37.4%	29.6%	36.8%	30.3%	36.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Fourth-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Personal auto:
Written premiums	$141	$165	$166	$136	$139	$166	$169	$137	$302	$306	$467	$472	$608	$611
Year over year change %-written premium	1%	—%	(2)%	(1)%	(1)%	—%	(2)%	(2)%	(1)%	(2)%	(1)%	(1)%	(1)%	(2)%
Earned premiums	$152	$153	$152	$152	$153	$154	$154	$154	$305	$308	$457	$462	$609	$615
Current accident year before catastrophe losses	62.3%	65.8%	64.5%	66.1%	46.6%	48.5%	64.7%	69.4%	65.3%	67.0%	65.5%	60.9%	64.7%	57.3%
Current accident year catastrophe losses	0.2	5.3	1.7	2.6	—	2.6	1.5	2.1	2.2	1.8	3.2	2.0	2.4	1.6
Prior accident years before catastrophe losses	(4.4)	(0.4)	(5.5)	(9.3)	2.6	0.5	(4.2)	(8.1)	(7.5)	(6.1)	(5.1)	(3.9)	(4.9)	(2.3)
Prior accident years catastrophe losses	0.3	(0.1)	(0.2)	(0.5)	—	—	(0.2)	(0.4)	(0.3)	(0.3)	(0.3)	(0.2)	(0.1)	(0.2)
Total loss and loss expense ratio	58.4%	70.6%	60.5%	58.9%	49.2%	51.6%	61.8%	63.0%	59.7%	62.4%	63.3%	58.8%	62.1%	56.4%
Homeowner:
Written premiums	$188	$214	$211	$156	$167	$189	$197	$140	$367	$337	$581	$526	$769	$693
Year over year change %-written premium	13%	13%	7%	11%	10%	9%	12%	8%	9%	10%	10%	10%	11%	10%
Earned premiums	$190	$184	$178	$174	$171	$165	$163	$159	$352	$322	$536	$487	$726	$658
Current accident year before catastrophe losses	38.0%	42.3%	50.2%	51.6%	45.2%	48.2%	45.0%	53.5%	50.9%	49.2%	47.9%	48.9%	45.4%	47.9%
Current accident year catastrophe losses	10.9	36.8	20.7	41.1	7.5	46.1	51.7	23.8	30.8	37.9	32.9	40.7	27.1	32.1
Prior accident years before catastrophe losses	(4.4)	(1.0)	0.9	(0.5)	3.2	1.7	4.5	(8.7)	0.2	(2.0)	(0.2)	(0.8)	(1.3)	0.3
Prior accident years catastrophe losses	(1.4)	—	(0.5)	(0.7)	0.2	(1.6)	(0.1)	(2.3)	(0.6)	(1.2)	(0.4)	(1.3)	(0.7)	(1.0)
Total loss and loss expense ratio	43.1%	78.1%	71.3%	91.5%	56.1%	94.4%	101.1%	66.3%	81.3%	83.9%	80.2%	87.5%	70.5%	79.3%
Other personal:
Written premiums	$53	$56	$62	$46	$48	$52	$57	$42	$108	$99	$164	$151	$217	$199
Year over year change %-written premium	10%	8%	9%	10%	12%	6%	8%	8%	9%	8%	9%	7%	9%	8%
Earned premiums	$54	$51	$52	$50	$49	$48	$47	$46	$101	$93	$153	$141	$207	$190
Current accident year before catastrophe losses	45.8%	53.8%	45.9%	50.0%	49.1%	49.6%	48.5%	50.5%	48.0%	49.5%	49.9%	49.5%	48.9%	49.4%
Current accident year catastrophe losses	0.2	4.5	3.9	3.6	(0.3)	10.6	11.8	4.6	3.7	8.2	4.0	9.0	3.0	6.6
Prior accident years before catastrophe losses	5.0	(0.9)	(8.6)	(3.8)	0.3	(0.7)	(1.4)	6.3	(6.2)	2.4	(4.4)	1.4	(1.9)	1.1
Prior accident years catastrophe losses	(1.4)	(0.4)	0.4	(1.5)	(0.4)	(0.2)	(0.7)	(0.6)	(0.6)	(0.6)	(0.5)	(0.5)	(0.8)	(0.4)
Total loss and loss expense ratio	49.6%	57.0%	41.6%	48.3%	48.7%	59.3%	58.2%	60.8%	44.9%	59.5%	49.0%	59.4%	49.2%	56.7%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Excess & Surplus:
Written premiums	$108	$104	$115	$99	$92	$80	$91	$85	$214	$176	$318	$256	$426	$348
Year over year change %-written premium	17%	30%	26%	16%	15%	8%	17%	20%	22%	18%	24%	15%	22%	15%
Earned premiums	$109	$105	$95	$89	$87	$82	$78	$78	$184	$156	$289	$238	$398	$325
Current accident year before catastrophe losses	56.0%	62.6%	62.0%	61.0%	57.6%	58.5%	59.0%	55.7%	61.5%	57.4%	61.9%	57.8%	60.3%	57.7%
Current accident year catastrophe losses	0.6	0.4	0.4	1.3	0.4	1.0	3.6	0.5	0.8	2.0	0.7	1.7	0.6	1.3
Prior accident years before catastrophe losses	1.2	3.3	(1.5)	4.7	(1.5)	(1.5)	11.2	0.7	1.5	5.9	2.1	3.4	1.9	2.1
Prior accident years catastrophe losses	0.3	(0.1)	0.1	(0.3)	0.1	0.2	(0.2)	0.5	(0.1)	0.2	(0.1)	0.1	—	0.2
Total loss and loss expense ratio	58.1%	66.2%	61.0%	66.7%	56.6%	58.2%	73.6%	57.4%	63.7%	65.5%	64.6%	63.0%	62.8%	61.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the twelve months ended December 31, 2021
Commercial casualty	$405	$178	$583	$100	$(30)	$48	$118	$505	$(30)	$226	$701
Commercial property	521	70	591	15	(46)	(8)	(39)	536	(46)	62	552
Commercial auto	380	76	456	28	10	(16)	22	408	10	60	478
Workers' compensation	129	31	160	40	(30)	(5)	5	169	(30)	26	165
Other commercial	64	12	76	7	(4)	16	19	71	(4)	28	95
Total commercial lines	1,499	367	1,866	190	(100)	35	125	1,689	(100)	402	1,991

Personal auto	316	70	386	6	(3)	(8)	(5)	322	(3)	62	381
Homeowners	386	57	443	(1)	53	1	53	385	53	58	496
Other personal	74	7	81	23	(3)	—	20	97	(3)	7	101
Total personal lines	776	134	910	28	47	(7)	68	804	47	127	978

Excess & surplus lines	79	43	122	45	56	37	138	124	56	80	260
Other	256	13	269	44	175	1	220	300	175	14	489
Total property casualty	$2,610	$557	$3,167	$307	$178	$66	$551	$2,917	$178	$623	$3,718

Ceded loss and loss expense incurred for the twelve months ended December 31, 2021
Commercial casualty	$14	$1	$15	$10	$(2)	$—	$8	$24	$(2)	$1	$23
Commercial property	29	5	34	(16)	(4)	(1)	(21)	13	(4)	4	13
Commercial auto	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Workers' compensation	8	—	8	6	(2)	—	4	14	(2)	—	12
Other commercial	3	—	3	—	1	—	1	3	1	—	4
Total commercial lines	54	6	60	(1)	(7)	(1)	(9)	53	(7)	5	51

Personal auto	2	—	2	(2)	2	—	—	—	2	—	2
Homeowners	(6)	—	(6)	(8)	(1)	(1)	(10)	(14)	(1)	(1)	(16)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	(4)	—	(4)	(10)	1	(1)	(10)	(14)	1	(1)	(14)

Excess & surplus lines	4	—	4	2	3	1	6	6	3	1	10
Other	13	—	13	16	46	—	62	29	46	—	75
Total property casualty	$67	$6	$73	$7	$43	$(1)	$49	$74	$43	$5	$122

Net loss and loss expense incurred for the twelve months ended December 31, 2021
Commercial casualty	$391	$177	$568	$90	$(28)	$48	$110	$481	$(28)	$225	$678
Commercial property	492	65	557	31	(42)	(7)	(18)	523	(42)	58	539
Commercial auto	380	76	456	29	10	(16)	23	409	10	60	479
Workers' compensation	121	31	152	34	(28)	(5)	1	155	(28)	26	153
Other commercial	61	12	73	7	(5)	16	18	68	(5)	28	91
Total commercial lines	1,445	361	1,806	191	(93)	36	134	1,636	(93)	397	1,940

Personal auto	314	70	384	8	(5)	(8)	(5)	322	(5)	62	379
Homeowners	392	57	449	7	54	2	63	399	54	59	512
Other personal	74	7	81	23	(3)	—	20	97	(3)	7	101
Total personal lines	780	134	914	38	46	(6)	78	818	46	128	992

Excess & surplus lines	75	43	118	43	53	36	132	118	53	79	250
Other	243	13	256	28	129	1	158	271	129	14	414
Total property casualty	$2,543	$551	$3,094	$300	$135	$67	$502	$2,843	$135	$618	$3,596

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Other data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2021 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended December 31, 2021
Commercial casualty	$133	$47	$180	$5	$(13)	$4	$(4)	$138	$(13)	$51	$176
Commercial property	126	15	141	43	(51)	3	(5)	169	(51)	18	136
Commercial auto	108	20	128	4	3	5	12	112	3	25	140
Workers' compensation	32	8	40	6	3	—	9	38	3	8	49
Other commercial	21	3	24	(4)	(1)	9	4	17	(1)	12	28
Total commercial lines	420	93	513	54	(59)	21	16	474	(59)	114	529

Personal auto	87	18	105	—	(12)	(1)	(13)	87	(12)	17	92
Homeowners	109	14	123	(31)	(15)	(2)	(48)	78	(15)	12	75
Other personal	21	2	23	11	(7)	—	4	32	(7)	2	27
Total personal lines	217	34	251	(20)	(34)	(3)	(57)	197	(34)	31	194

Excess & surplus lines	18	12	30	24	8	9	41	42	8	21	71
Other	95	4	99	44	(41)	—	3	139	(41)	4	102
Total property casualty	$750	$143	$893	$102	$(126)	$27	$3	$852	$(126)	$170	$896

Ceded loss and loss expense incurred for the three months ended December 31, 2021
Commercial casualty	$17	$1	$18	$(14)	$—	$(3)	$(17)	$3	$—	$(2)	$1
Commercial property	2	3	5	10	1	—	11	12	1	3	16
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	—	3	2	(2)	—	—	5	(2)	—	3
Other commercial	2	—	2	—	1	—	1	2	1	—	3
Total commercial lines	24	4	28	(2)	—	(3)	(5)	22	—	1	23

Personal auto	1	—	1	—	2	—	2	1	2	—	3
Homeowners	4	—	4	(9)	(1)	—	(10)	(5)	(1)	—	(6)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	5	—	5	(9)	1	—	(8)	(4)	1	—	(3)

Excess & surplus lines	1	—	1	6	1	—	7	7	1	—	8
Other	2	—	2	12	(1)	—	11	14	(1)	—	13
Total property casualty	$32	$4	$36	$7	$1	$(3)	$5	$39	$1	$1	$41

Net loss and loss expense incurred for the three months ended December 31, 2021
Commercial casualty	$116	$46	$162	$19	$(13)	$7	$13	$135	$(13)	$53	$175
Commercial property	124	12	136	33	(52)	3	(16)	157	(52)	15	120
Commercial auto	108	20	128	4	3	5	12	112	3	25	140
Workers' compensation	29	8	37	4	5	—	9	33	5	8	46
Other commercial	19	3	22	(4)	(2)	9	3	15	(2)	12	25
Total commercial lines	396	89	485	56	(59)	24	21	452	(59)	113	506

Personal auto	86	18	104	—	(14)	(1)	(15)	86	(14)	17	89
Homeowners	105	14	119	(22)	(14)	(2)	(38)	83	(14)	12	81
Other personal	21	2	23	11	(7)	—	4	32	(7)	2	27
Total personal lines	212	34	246	(11)	(35)	(3)	(49)	201	(35)	31	197

Excess & surplus lines	17	12	29	18	7	9	34	35	7	21	63
Other	93	4	97	32	(40)	—	(8)	125	(40)	4	89
Total property casualty	$718	$139	$857	$95	$(127)	$30	$(2)	$813	$(127)	$169	$855

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Other data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Premiums
Agency renewal written premiums	$1,238	$1,244	$1,333	$1,276	$1,145	$1,153	$1,244	$1,198	$2,609	$2,442	$3,853	$3,595	$5,091	$4,740
Agency new business written premiums	212	230	235	220	185	189	210	215	455	425	685	614	897	799
Other written premiums	84	64	146	197	64	51	105	105	343	210	407	261	491	325
Net written premiums	$1,534	$1,538	$1,714	$1,693	$1,394	$1,393	$1,559	$1,518	$3,407	$3,077	$4,945	$4,470	$6,479	$5,864
Unearned premium change	65	58	(200)	(218)	55	57	(156)	(129)	(418)	(285)	(360)	(228)	(295)	(173)
Earned premiums	$1,599	$1,596	$1,514	$1,475	$1,449	$1,450	$1,403	$1,389	$2,989	$2,792	$4,585	$4,242	$6,184	$5,691
Year over year change %
Agency renewal written premiums	8%	8%	7%	7%	6%	3%	5%	6%	7%	5%	7%	5%	7%	5%
Agency new business written premiums	15	22	12	2	(4)	(2)	(1)	19	7	8	12	5	12	3
Other written premiums	31	25	39	88	106	28	35	50	63	42	56	39	51	48
Net written premiums	10	10	10	12	7	3	6	10	11	8	11	6	10	6
Paid losses and loss expenses
Losses paid	$718	$612	$649	$564	$690	$628	$624	$663	$1,214	$1,289	$1,826	$1,917	$2,543	$2,607
Loss expenses paid	139	153	118	141	146	151	127	154	258	279	411	430	551	576
Loss and loss expenses paid	$857	$765	$767	$705	$836	$779	$751	$817	$1,472	$1,568	$2,237	$2,347	$3,094	$3,183
Incurred losses and loss expenses
Loss and loss expense incurred	$855	$988	$830	$923	$829	$1,071	$1,007	$930	$1,753	$1,937	$2,741	$3,008	$3,596	$3,837
Loss and loss expenses paid as a % of incurred	100.2%	77.4%	92.4%	76.4%	100.8%	72.7%	74.6%	87.7%	84.0%	80.9%	81.6%	78.0%	86.0%	83.0%
Statutory combined ratio
Loss ratio	42.6%	51.3%	47.0%	52.0%	44.5%	59.8%	60.4%	56.1%	49.4%	58.2%	50.1%	58.8%	48.2%	55.1%
Loss adjustment expense ratio	10.9	10.1	8.9	11.0	12.9	11.3	11.6	11.3	10.0	11.5	10.0	11.4	10.2	11.8
Net underwriting expense ratio	31.5	31.1	29.2	26.7	31.2	30.2	28.8	29.2	28.0	29.0	28.9	29.3	29.5	29.8
US Statutory combined ratio	85.0%	92.5%	85.1%	89.7%	88.6%	101.3%	100.8%	96.6%	87.4%	98.7%	89.0%	99.5%	87.9%	96.7%
Contribution from catastrophe losses	2.8	12.9	4.6	10.1	3.6	16.0	15.8	9.3	7.3	12.6	9.2	13.7	7.6	11.2
Statutory combined ratio excl. catastrophe losses	82.2%	79.6%	80.5%	79.6%	85.0%	85.3%	85.0%	87.3%	80.1%	86.1%	79.8%	85.8%	80.3%	85.5%
GAAP combined ratio
GAAP combined ratio	84.2%	92.6%	85.5%	91.2%	87.3%	103.6%	103.1%	98.5%	88.3%	100.8%	89.8%	101.8%	88.3%	98.1%
Contribution from catastrophe losses	3.6	14.2	3.9	10.4	4.7	18.3	16.5	9.1	7.1	12.8	9.6	14.7	8.0	12.1
GAAP combined ratio excl. catastrophe losses	80.6%	78.4%	81.6%	80.8%	82.6%	85.3%	86.6%	89.4%	81.2%	88.0%	80.2%	87.1%	80.3%	86.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory ratios exclude the results of Cincinnati Global.
*Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.

CINF Fourth-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Premiums
Agency renewal written premiums	$809	$775	$852	$898	$759	$727	$794	$842	$1,750	$1,636	$2,525	$2,363	$3,334	$3,122
Agency new business written premiums	135	145	146	145	113	114	134	154	291	288	436	402	571	515
Other written premiums	(24)	(25)	(21)	(24)	(32)	(27)	(20)	(24)	(45)	(44)	(70)	(71)	(94)	(103)
Net written premiums	$920	$895	$977	$1,019	$840	$814	$908	$972	$1,996	$1,880	$2,891	$2,694	$3,811	$3,534
Unearned premium change	27	35	(66)	(133)	38	51	(38)	(109)	(199)	(147)	(164)	(96)	(137)	(58)
Earned premiums	$947	$930	$911	$886	$878	$865	$870	$863	$1,797	$1,733	$2,727	$2,598	$3,674	$3,476
Year over year change %
Agency renewal written premiums	7%	7%	7%	7%	6%	2%	4%	5%	7%	4%	7%	4%	7%	4%
Agency new business written premiums	19	27	9	(6)	(12)	(8)	(2)	28	1	12	8	6	11	1
Other written premiums	25	7	(5)	—	(10)	(29)	20	(4)	(2)	8	1	(3)	9	(5)
Net written premiums	10	10	8	5	3	—	3	8	6	6	7	4	8	4
Paid losses and loss expenses
Losses paid	$396	$328	$391	$330	$408	$378	$367	$426	$720	$795	$1,049	$1,173	$1,445	$1,581
Loss expenses paid	89	98	78	96	98	103	86	103	174	189	272	291	361	388
Loss and loss expenses paid	$485	$426	$469	$426	$506	$481	$453	$529	$894	$984	$1,321	$1,464	$1,806	$1,969
Incurred losses and loss expenses
Loss and loss expense incurred	$506	$451	$480	$503	$512	$620	$596	$608	$983	$1,204	$1,434	$1,824	$1,940	$2,336
Loss and loss expenses paid as a % of incurred	95.8%	94.5%	97.7%	84.7%	98.8%	77.6%	76.0%	87.0%	90.9%	81.7%	92.1%	80.3%	93.1%	84.3%
Statutory combined ratio
Loss ratio	41.4%	38.5%	43.9%	44.3%	43.6%	59.1%	56.7%	57.5%	44.1%	57.0%	42.2%	57.8%	42.0%	54.2%
Loss adjustment expense ratio	12.0	10.0	8.8	12.4	14.8	12.5	11.8	12.9	10.6	12.4	10.4	12.4	10.8	13.0
Net underwriting expense ratio	32.7	33.2	29.9	26.2	32.0	32.0	28.6	28.9	28.0	28.8	29.6	29.7	30.4	30.3
Statutory combined ratio	86.1%	81.7%	82.6%	82.9%	90.4%	103.6%	97.1%	99.3%	82.7%	98.2%	82.2%	99.9%	83.2%	97.5%
Contribution from catastrophe losses	2.7	3.3	3.2	4.2	3.1	14.8	14.0	9.8	3.7	11.9	3.6	12.9	3.4	10.4
Statutory combined ratio excl. catastrophe losses	83.4%	78.4%	79.4%	78.7%	87.3%	88.8%	83.1%	89.5%	79.0%	86.3%	78.6%	87.0%	79.8%	87.1%
GAAP combined ratio
GAAP combined ratio	85.2%	80.6%	84.2%	85.4%	89.2%	102.4%	99.1%	102.5%	84.8%	100.8%	83.4%	101.3%	83.8%	98.3%
Contribution from catastrophe losses	2.7	3.3	3.2	4.2	3.1	14.8	14.0	9.8	3.7	11.9	3.6	12.9	3.4	10.4
GAAP combined ratio excl. catastrophe losses	82.5%	77.3%	81.0%	81.2%	86.1%	87.6%	85.1%	92.7%	81.1%	88.9%	79.8%	88.4%	80.4%	87.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Premiums
Agency renewal written premiums	$342	$393	$397	$302	$317	$366	$387	$294	$699	$681	$1,092	$1,047	$1,434	$1,364
Agency new business written premiums	50	53	53	46	45	51	44	34	99	78	152	129	202	174
Other written premiums	(10)	(11)	(11)	(10)	(8)	(10)	(8)	(9)	(21)	(17)	(32)	(27)	(42)	(35)
Net written premiums	$382	$435	$439	$338	$354	$407	$423	$319	$777	$742	$1,212	$1,149	$1,594	$1,503
Unearned premium change	14	(47)	(57)	38	19	(40)	(59)	40	(19)	(19)	(66)	(59)	(52)	(40)
Earned premiums	$396	$388	$382	$376	$373	$367	$364	$359	$758	$723	$1,146	$1,090	$1,542	$1,463
Year over year change %
Agency renewal written premiums	8%	7%	3%	3%	3%	3%	6%	4%	3%	5%	4%	4%	5%	4%
Agency new business written premiums	11	4	20	35	25	28	(6)	(3)	27	(5)	18	6	16	10
Other written premiums	(25)	(10)	(38)	(11)	11	(25)	20	(13)	(24)	6	(19)	(4)	(20)	—
Net written premiums	8	7	4	6	5	5	5	3	5	4	5	5	6	5
Paid losses and loss expenses
Losses paid	$212	$208	$198	$162	$200	$200	$203	$173	$360	$376	$568	$577	$780	$778
Loss expenses paid	34	40	29	32	36	38	30	40	60	69	100	106	134	143
Loss and loss expenses paid	$246	$248	$227	$194	$236	$238	$233	$213	$420	$445	$668	$683	$914	$921
Incurred losses and loss expenses
Loss and loss expense incurred	$197	$281	$241	$273	$195	$265	$286	$231	$514	$517	$795	$782	$992	$977
Loss and loss expenses paid as a % of incurred	124.9%	88.3%	94.2%	71.1%	121.0%	89.8%	81.5%	92.2%	81.7%	86.1%	84.0%	87.3%	92.1%	94.3%
Statutory combined ratio
Loss ratio	42.0%	62.6%	54.1%	65.9%	42.8%	63.1%	67.5%	57.2%	60.0%	62.4%	60.9%	62.6%	56.0%	57.6%
Loss adjustment expense ratio	7.9	9.7	8.9	6.7	9.5	8.9	11.4	6.9	7.8	9.1	8.5	9.1	8.4	9.2
Net underwriting expense ratio	30.9	28.2	27.2	30.7	30.6	26.9	29.4	32.1	28.7	30.6	28.5	29.3	29.1	29.6
Statutory combined ratio	80.8%	100.5%	90.2%	103.3%	82.9%	98.9%	108.3%	96.2%	96.5%	102.1%	97.9%	101.0%	93.5%	96.4%
Contribution from catastrophe losses	4.6	20.0	10.6	19.8	3.4	22.5	25.1	10.7	15.2	17.9	16.8	19.5	13.7	15.4
Statutory combined ratio excl. catastrophe losses	76.2%	80.5%	79.6%	83.5%	79.5%	76.4%	83.2%	85.5%	81.3%	84.2%	81.1%	81.5%	79.8%	81.0%
GAAP combined ratio
GAAP combined ratio	80.0%	102.7%	92.7%	101.1%	81.3%	100.7%	112.3%	94.3%	96.8%	103.4%	98.8%	102.5%	94.0%	97.1%
Contribution from catastrophe losses	4.6	20.0	10.6	19.8	3.4	22.5	25.1	10.7	15.2	17.9	16.8	19.5	13.7	15.4
GAAP combined ratio excl. catastrophe losses	75.4%	82.7%	82.1%	81.3%	77.9%	78.2%	87.2%	83.6%	81.6%	85.5%	82.0%	83.0%	80.3%	81.7%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2021 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Premiums
Agency renewal written premiums	$87	$76	$84	$76	$69	$60	$63	$62	$160	$125	$236	$185	$323	$254
Agency new business written premiums	27	32	36	29	27	24	32	27	65	59	97	83	124	110
Other written premiums	(6)	(4)	(5)	(6)	(4)	(4)	(4)	(4)	(11)	(8)	(15)	(12)	(21)	(16)
Net written premiums	$108	$104	$115	$99	$92	$80	$91	$85	$214	$176	$318	$256	$426	$348
Unearned premium change	1	1	(20)	(10)	(5)	2	(13)	(7)	(30)	(20)	(29)	(18)	(28)	(23)
Earned premiums	$109	$105	$95	$89	$87	$82	$78	$78	$184	$156	$289	$238	$398	$325
Year over year change %
Agency renewal written premiums	26%	27%	33%	23%	23%	20%	17%	27%	28%	21%	28%	21%	27%	22%
Agency new business written premiums	0	33	13	7	(4)	(14)	14	4	10	9	17	1	13	—
Other written premiums	(50)	—	(25)	(50)	—	—	—	—	(38)	—	(25)	—	(31)	—
Net written premiums	17	30	26	16	15	8	17	20	22	18	24	15	22	15
Paid losses and loss expenses
Losses paid	$17	$18	$19	$21	$22	$14	$14	$23	$40	$37	$59	$51	$75	$73
Loss expenses paid	12	12	8	11	10	10	9	9	19	19	31	29	43	39
Loss and loss expenses paid	$29	$30	$27	$32	$32	$24	$23	$32	$59	$56	$90	$80	$118	$112
Incurred losses and loss expenses
Loss and loss expense incurred	$63	$70	$58	$59	$49	$48	$57	$45	$117	$102	$187	$150	$250	$199
Loss and loss expenses paid as a % of incurred	46.0%	42.9%	46.6%	54.2%	65.3%	50.0%	40.4%	71.1%	50.4%	54.9%	48.1%	53.3%	47.2%	56.3%
Statutory combined ratio
Loss ratio	39.3%	45.1%	45.0%	43.1%	39.6%	39.8%	56.4%	35.4%	44.1%	45.9%	44.5%	43.8%	43.0%	42.7%
Loss adjustment expense ratio	18.8	21.0	16.0	23.6	17.0	18.5	17.2	22.0	19.6	19.5	20.1	19.2	19.8	18.6
Net underwriting expense ratio	27.7	29.7	31.1	26.4	28.3	29.6	26.6	28.8	29.0	27.7	29.2	28.3	28.8	28.3
Statutory combined ratio	85.8%	95.8%	92.1%	93.1%	84.9%	87.9%	100.2%	86.2%	92.7%	93.1%	93.8%	91.3%	91.6%	89.6%
Contribution from catastrophe losses	0.9	0.3	0.5	1.0	0.5	1.2	3.4	1.0	0.7	2.2	0.6	1.8	0.6	1.5
Statutory combined ratio excl. catastrophe losses	84.9%	95.5%	91.6%	92.1%	84.4%	86.7%	96.8%	85.2%	92.0%	90.9%	93.2%	89.5%	91.0%	88.1%
GAAP combined ratio
GAAP combined ratio	83.2%	94.1%	89.5%	92.0%	83.2%	86.7%	102.0%	89.1%	90.7%	95.5%	91.9%	92.5%	89.5%	90.0%
Contribution from catastrophe losses	0.9	0.3	0.5	1.0	0.5	1.2	3.4	1.0	0.7	2.2	0.6	1.8	0.6	1.5
GAAP combined ratio excl. catastrophe losses	82.3%	93.8%	89.0%	91.0%	82.7%	85.5%	98.6%	88.1%	90.0%	93.3%	91.3%	90.7%	88.9%	88.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2021 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2021	2020	Change	% Change	2021	2020	Change	% Change
Underwriting income
Net premiums written	$1,482	$1,346	$136	10	$6,292	$5,687	$605	11
Unearned premium change	(72)	(61)	(11)	18	286	164	122	74
Earned premiums	$1,554	$1,407	$147	10	$6,006	$5,523	$483	9

Losses incurred	$661	$627	$34	5	$2,891	$3,046	$(155)	(5)
Defense and cost containment expenses incurred	83	103	(20)	(19)	293	346	(53)	(15)
Adjusting and other expenses incurred	86	78	8	10	322	305	17	6
Other underwriting expenses incurred	465	418	47	11	1,852	1,684	168	10
Workers compensation dividend incurred	2	3	(1)	(33)	5	10	(5)	(50)
Total underwriting deductions	$1,297	$1,229	$68	6	$5,363	$5,391	$(28)	(1)

Net underwriting profit	$257	$178	$79	44	$643	$132	$511	387

Investment income
Gross investment income earned	$150	$116	$34	29	$493	$432	$61	14
Net investment income earned	147	112	35	31	484	423	61	14
Realized capital gains and losses, net	1	1	—	—	9	(9)	18	nm
Net investment gains	$148	$113	$35	31	$493	$414	$79	19

Other income	$1	$1	$—	—	$5	$4	$1	25

Net income before federal income taxes	$406	$292	$114	39	$1,141	$550	$591	107
Federal and foreign income taxes incurred	71	55	16	29	206	92	114	124
Net income (statutory)	$335	$237	$98	41	$935	$458	$477	104

Policyholders' surplus - statutory**	$7,247	$5,838	$1,409	24	$7,247	$5,838	$1,409	24

Fixed maturities at amortized cost - statutory	$8,204	$7,540	$664	9	$8,204	$7,540	$664	9
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Current year policyholders' surplus amount subject to change.

CINF Fourth-Quarter 2021 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2021	2020	Change	% Change	2021	2020	Change	% Change
Net premiums written	$87	$83	$4	5	$342	$324	$18	6
Net investment income	46	42	4	10	181	166	15	9
Amortization of interest maintenance reserve	1	1	—	0	3	1	2	200
Commissions and expense allowances on reinsurance ceded	2	1	1	100	5	4	1	25
Income from fees associated with separate accounts	1	—	1	nm	3	2	1	50
Total revenues	$137	$127	$10	8	$534	$497	$37	7

Death benefits and matured endowments	$53	$39	$14	36	$182	$145	$37	26
Annuity benefits	20	16	4	25	66	65	1	2
Disability benefits and benefits under accident and health contracts	1	1	—	—	2	2	—	—
Surrender benefits and group conversions	6	5	1	20	26	24	2	8
Interest and adjustments on deposit-type contract funds	1	2	(1)	(50)	6	8	(2)	(25)
Increase in aggregate reserves for life and accident and health contracts	17	23	(6)	(26)	93	86	7	8
Total benefit expenses	$98	$86	$12	14	$375	$330	$45	14

Commissions	$13	$13	$—	—	$50	$49	$1	2
General insurance expenses and taxes	13	13	—	0	53	50	3	6
Increase in loading on deferred and uncollected premiums	—	5	(5)	(100)	5	9	(4)	(44)
Net transfers from Separate Accounts	(3)	(3)	—	—	(6)	(12)	6	50
Total underwriting expenses	$23	$28	$(5)	(18)	$102	$96	$6	6

Federal and foreign income tax provision	5	4	1	25	17	15	2	13

Net gain from operations before capital gains or losses	$11	$9	$2	22	$40	$56	$(16)	(29)

Gains and losses net of capital gains tax, net	—	2	(2)	(100)	1	(29)	30	nm

Net income - statutory	$11	$11	$—	—	$41	$27	$14	52

Policyholders' surplus - statutory**	$270	$241	$29	12	$270	$241	$29	12

Fixed maturities at amortized cost - statutory	$3,733	$3,496	$237	7	$3,733	$3,496	$237	7
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Current year policyholders' surplus amount subject to change.

CINF Fourth-Quarter 2021 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	6/30/21	6/30/20	9/30/21	9/30/20	12/31/21	12/31/20
Cincinnati Re:
Written premiums	$72	$57	$136	$196	$59	$54	$84	$105	$332	$189	$389	$242	$461	$302
Year over year change %- written premium	22%	6%	62%	87%	64%	52%	15%	25%	76%	20%	61%	26%	53%	32%
Earned premiums	$102	$104	$94	$92	$69	$71	$57	$62	$186	$119	$290	$190	$392	$259
Current accident year before catastrophe losses	61.7%	52.8%	48.5%	42.1%	57.2%	56.1%	79.6%	47.6%	45.4%	63.0%	48.0%	60.4%	51.6%	59.6%
Current accident year catastrophe losses	(1.7)	78.6	(1.7)	35.4	15.4	22.3	—	—	16.7	—	39.0	8.4	28.3	10.2
Prior accident years before catastrophe losses	2.4	(6.8)	6.4	3.0	1.2	5.5	(0.6)	3.1	4.7	1.3	0.6	2.8	1.1	2.4
Prior accident years catastrophe losses	0.3	6.4	(0.1)	—	—	(8.6)	(0.1)	6.3	(0.1)	3.2	2.2	(1.2)	1.7	(0.9)
Total loss and loss expense ratio	62.7%	131.0%	53.1%	80.5%	73.8%	75.3%	78.9%	57.0%	66.7%	67.5%	89.8%	70.4%	82.7%	71.3%

Cincinnati Global:
Written premiums	$52	$47	$47	$41	$49	$38	$53	$37	$88	$90	$135	$129	$187	$177
Year over year change %- written premium	6%	24%	(11)%	11%	32%	—%	20%	76%	(2)%	38%	5%	25%	6%	26%
Earned premiums	$45	$69	$32	$32	$42	$65	$34	$27	$64	$61	$133	$126	$178	$168
Current accident year before catastrophe losses	39.4%	35.3%	54.4%	30.9%	23.7%	62.9%	49.6%	63.7%	42.9%	55.6%	39.0%	59.4%	39.1%	50.4%
Current accident year catastrophe losses	33.6	30.3	27.5	55.8	58.8	68.7	42.4	—	41.3	24.1	35.7	46.9	35.1	49.9
Prior accident years before catastrophe losses	(16.9)	(4.7)	(23.4)	(12.0)	(11.9)	(0.1)	(27.9)	(19.5)	(17.8)	(24.2)	(11.1)	(11.8)	(12.5)	(11.9)
Prior accident years catastrophe losses	(2.0)	12.2	(54.0)	(31.0)	(19.5)	(0.1)	1.0	(3.2)	(42.7)	(0.8)	(14.4)	(0.4)	(11.2)	(5.2)
Total loss and loss expense ratio	54.1%	73.1%	4.5%	43.7%	51.1%	131.4%	65.1%	41.0%	23.7%	54.7%	49.2%	94.1%	50.5%	83.2%

Noninsurance operations:
Interest and fees on loans and leases	$2	$2	$2	$1	$2	$1	$2	$1	$3	$3	$5	$4	$7	$6
Other revenue	—	1	1	1	—	2	1	1	2	2	3	4	3	4
Interest expense	14	13	13	13	14	13	14	13	26	27	39	40	53	54
Operating expense	6	5	5	4	5	5	5	5	9	10	14	15	20	20
Total noninsurance operations loss	$(18)	$(15)	$(15)	$(15)	$(17)	$(15)	$(16)	$(16)	$(30)	$(32)	$(45)	$(47)	$(63)	$(64)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.

CINF Fourth-Quarter 2021 Supplemental Financial Data